TF2 P-1
                       SUPPLEMENT DATED SEPTEMBER 13, 2002
                              TO THE PROSPECTUS OF
                             FRANKLIN TAX-FREE TRUST
         (TF2 - FRANKLIN ALABAMA, FLORIDA, GEORGIA, KENTUCKY, LOUISIANA,
  MARYLAND, MISSOURI, NORTH CAROLINA, TEXAS AND VIRGINIA TAX-FREE INCOME FUNDS)
                               DATED JULY 1, 2002

On September 10, 2002, Franklin Tax-Free Trust's Board of Trustees approved a proposal to merge the Franklin Texas Tax-Free Income Fund ("Texas Fund") into Franklin Federal Tax-Free Income Fund ("Federal Fund"), subject to shareholder approval. Texas Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. Texas Fund also tries to provide a maximum level of income exempt from personal income taxes, if any, for resident shareholders of the State of Texas. Federal Fund's investment objective is to provide investors with as high a level of income exempt from federal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. It is anticipated that in several months shareholders of Texas Fund will receive a proxy and proxy statement requesting their votes on the merger.

Texas Fund will be closed to new investors after the close of market on September 30, 2002. If you are a shareholder of record of Texas Fund as of the close of market on September 30, 2002, you may continue to add to your account, subject to your applicable minimum additional investment amount, or buy additional shares through reinvestment of dividend or capital gain distributions until the merger is approved by the Fund's shareholders. If the merger is approved by the Texas Fund's shareholders, the Fund also will be closed to purchases by existing shareholders, except through the reinvestment of dividend or capital gain distributions or through established automatic investment plans.

Although you may redeem your shares, please keep in mind that if you sell all the shares in your account in Texas Fund after September 30, 2002, your account will be closed and you will not be allowed to buy additional shares of the Fund or to reopen your account in the Fund. If you sell your shares in Texas Fund, you may reinvest some or all of the proceeds in most of the other Franklin Templeton funds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class.

           Please keep this supplement for future reference.